UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2009

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 16, 2009, Navistar Financial Corporation, a Delaware corporation (“NFC”) and wholly-owned indirect subsidiary of Navistar International Corporation (“NIC”), entered into the Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”), by and among NFC and Navistar Financial, S.A. DE C.V., Sociedad Financiera De Objeto Multiple, Entidad No Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), Bank of America, N.A., as syndication agent, and The Bank of Nova Scotia, as documentation agent. The Amended and Restated Credit Agreement has two primary components: a term loan of $365.0 million and a revolving bank loan of $450.0 million. The revolving bank loan has a Mexican sub-revolver providing for up to $100.0 million which may be used by NIC’s Mexican finance subsidiary. The obligations under the Amended and Restated Credit Agreement are secured by substantially all assets of NFC. The maturity date of the loans is December 16, 2012. The preceding summary of the Amended and Restated Credit Agreement is qualified in its entirety by reference to that agreement which is filed as Exhibit 10.1 to NFC’s Form 8-K dated and filed December 18, 2009 (Commission File No. 001-04146) and is hereby incorporated herein by reference.

On December 16, 2009, NIC, entered into the Second Amended and Restated Parent Guarantee (the “Parent Guarantee”), in favor of the Administrative Agent for the lenders party to the Amended and Restated Credit Agreement. Pursuant to the Parent Guarantee, NIC guarantees the obligations of its Mexican finance subsidiary under the Amended and Restated Credit Agreement. The preceding summary of the Parent Guarantee is qualified in its entirety by reference to that agreement which is filed as Exhibit 10.2 to NFC’s Form 8-K dated and filed December 18, 2009 (Commission File No. 001-04146) and is hereby incorporated herein by reference.

On December 16, 2009, NIC entered into the Second Amended and Restated Parents’ Side Agreement (“Parents’ Side Agreement”), by and between NIC and Navistar, Inc. (formerly known as International Truck and Engine Corporation), a Delaware corporation, for the benefit of the lenders from time to time party to the Amended and Restated Credit Agreement. The Parents’ Side Agreement requires that NIC and Navistar, Inc. collectively continue to own 100% of the voting stock of NFC and that Navistar, Inc. not permit NFC to have a fixed charge coverage ratio of less than 1.25 to 1.00. The preceding summary of the Parent Side Agreement is qualified in its entirety by reference to that agreement which is filed as Exhibit 10.3 to NFC’s Form 8-K dated and filed December 18, 2009 (Commission File No. 001-04146) and is hereby incorporated herein by reference.

On December 16, 2009, NFC entered into the First Amendment (“Security Agreement Amendment”), to the Amended and Restated Security, Pledge and Trust Agreement (the “Security Agreement”), dated as of July 1, 2005, between NFC and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Amended and Restated Credit Agreement (the “Trustee”). The Security Agreement Amendment modifies the terms of the Security Agreement to reflect the Amended and Restated Credit Agreement and the transactions between NFC and Wells Fargo Equipment Finance, Inc., a Minnesota corporation (“WFEFI”) described below. The preceding summary of the Security Agreement Amendment is qualified in its entirety by reference to that agreement which is filed as Exhibit 10.4 to NFC’s Form 8-K dated and filed December 18, 2009 (Commission File No. 001-04146) and is hereby incorporated herein by reference.

On December 16, 2009, NFC entered into the Intercreditor Agreement (the “Intercreditor Agreement”) by and among NFC, WFEFI, the Administrative Agent and the Trustee, whereby the lenders party to the Amended and Restated Credit Agreement agreed to subordinate any security interests they may have certain retail loans and other financings secured by new or used trucks, truck chassis, buses, vans and trailers and related property and beneficial interests in retail leases of new and used trucks, truck chassis, buses, vans and trailers and related property owned by NFC that NFC pledged to WFEFI to secure NFC’s debt obligations owed to WFEFI under the loan and security agreement between NFC and WFEFI entered into on December 16, 2009. The preceding summary of the Intercreditor Agreement is qualified in its entirety by reference to that agreement which is filed as Exhibit 10.9 to NFC’s Form 8-K dated and filed December 18, 2009 (Commission File No. 001-04146) and is hereby incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 14, 2009, the Compensation Committee of the Board of Directors of Navistar International Corporation (“NIC”) recommended, and the Board of Directors approved, a lump sum cash special achievement award to our Chairman, Chief Executive Officer and President in the amount of $1,946,000. This award was in recognition of Mr. Ustian’s achievements, including his foresight in creating the military business and providing continuing leadership to make it sustainable; his work in bringing an end to a protracted dispute with one of NIC’s suppliers in a manner that set the stage for the formation of a significant new partnership with that supplier; his leadership in navigating NIC through the loss of a significant customer and setting the stage for NIC’s engine business to be successful; the many actions he has taken and continues to take to develop a business model that provides profitability at the bottom of the business cycle; and his leadership in making strategic acquisitions to position NIC for future successes. Attached as Exhibit 10.6 to this report, and hereby incorporated herein by reference, is a copy of the resolution approving that award.

On December 15, 2009, the Compensation Committee of the Board of Directors of NIC approved amendments to NIC’s 2004 Performance Incentive Plan, as amended and restated as of January 9, 2009 (the “2004 Plan”) to (1) modify the performance measurements and goals set forth in Section VI the 2004 Plan to include earnings before interest and taxes (EBIT), (2) extend the period of time in which an option holder is permitted under the 2004 Plan (other than on account of death, total and permanent disability or qualified retirement) to exercise vested stock options from 90 days to 12 months, (3) modify the change in control provisions set forth in Section XX of the 2004 Plan to provide for the vesting of awards only upon both a change in control and a termination event (a “double trigger event”) as opposed to the current vesting of awards solely upon a change in control (a “single trigger event”) and (4) increase the number of shares authorized and available for issuance under the 2004 Plan. The preceding summary of the revisions to the 2004 Plan is qualified in its entirety by reference to the revised plan which is attached as Exhibit 10.7 to this report, hereby incorporated herein by reference and marked to indicate all changes from the January 9, 2009 version.

On December 15, 2009, the Compensation Committee of the Board of Directors of NIC approved the Annual Incentive Plan Criteria for fiscal year 2010 for certain employees, including its principal executive officer, principal financial officer and other named executive officers. The Annual Incentive Awards for fiscal year 2010 will be awarded under, and are subject to the terms and conditions of, the 2004 Plan. The preceding summary is qualified in its entirety by reference to the performance criteria applicable to these awards as attached as Exhibit 10.8 to this report and hereby incorporated herein by reference.

Lastly, on December 15, 2009, the Compensation Committee of the Board of Directors of NIC and the Board of Directors (in the case of Mr. Ustian) approved amendments to NIC’s Form of Executive Severance Agreements (“ESA”) for certain employees, including its principal executive officer, principal financial officer and other named executive officers. These amendments, inter alia, (1) reduce the severance multiple and timing payouts for certain of the eligible participants, (2) eliminate the 280G tax gross-ups, (3) modify the termination definitions of “cause”, “constructive termination” and “good reason”, (4) require the participant to execute a release of claims and non-compete/non-solicit and (5) modify the dispute resolution and amendment provisions of the ESA. The preceding summary of the revisions to the Form of Executive Severance Agreements is qualified in its entirety by reference to the complete Form of Executive Severance Agreement attached as Exhibit 10.9 and 10.10, respectively, to this report and hereby incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

The following documents are incorporated herein by reference:

Exhibit 10.1	Amended and Restated Credit Agreement, dated as of December 16, 2009, by and among Navistar Financial Corporation, a Delaware corporation, and Navistar Financial, S.A. DE C.V., Sociedad Financiera De Objeto Multiple, Entidad No Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed December 18, 2009. Commission File No. 001-04146

Exhibit 10.2	Second Amended and Restated Parent Guarantee, dated as of December 16, 2009, by Navistar International Corporation, a Delaware corporation, in favor of JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Amended and Restated Credit Agreement. Filed as Exhibit 10.2 to Navistar Financial Corporation’s Form 8-K dated and filed December 18, 2009. Commission File No. 001-04146

Exhibit 10.3	Second Amended and Restated Parents’ Side Agreement, dated as of December 16, 2009, by and between Navistar International Corporation, a Delaware corporation, and Navistar, Inc. (formerly known as International Truck and Engine Corporation), a Delaware corporation, for the benefit of the lenders from time to time party to the Amended and Restated Credit Agreement. Filed as Exhibit 10.3 to Navistar Financial Corporation’s Form 8-K dated and filed December 18, 2009. Commission File No. 001-04146

Exhibit 10.4	First Amendment, dated as of December 16, 2009, to the Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005, between Navistar Financial Corporation, a Delaware corporation, and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Amended and Restated Credit Agreement. Filed as Exhibit 10.4 to Navistar Financial Corporation’s Form 8-K dated and filed December 18, 2009. Commission File No. 001-04146

Exhibit 10.5	Intercreditor Agreement, dated as of December 16, 2009, by and among Navistar Financial Corporation, a Delaware corporation, Wells Fargo Equipment Finance, Inc., a Minnesota corporation, Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Amended and Restated Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Amended and Restated Credit Agreement. Filed as Exhibit 10.9 to Navistar Financial Corporation’s Form 8-K dated and filed December 18, 2009. Commission File No. 001-04146

The following documents are filed herewith:

Exhibit 10.6	CEO Achievement Award.

Exhibit 10.7	2004 Performance Incentive Plan, as amended and restated as of December 15, 2009.

Exhibit 10.8	2010 Annual Incentive Awards.

Exhibit 10.9	Form of Amended and Restated CEO Executive Severance Agreement.

Exhibit 10.10	General Form Amended and Restated of Executive Severance Agreement for all other participants.

Navistar International Corporation (NYSE: NAV) is a holding company whose subsidiaries and affiliates subsidiaries produce International® brand commercial and military trucks, MaxxForce® brand diesel engines, IC Bus™ brand school and commercial buses, Monaco RV brands of recreational vehicles, and Workhorse® brand chassis for motor homes and step vans. It also is a private-label designer and manufacturer of diesel engines for the pickup truck, van and SUV markets. The Company also provides truck and diesel engine parts and service. Another affiliate offers financing services. Additional information is available at www.Navistar.com/newsroom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
Registrant

Date: December 18, 2009	/s/ ANDREW J. CEDEROTH
Andrew J. Cederoth Chief Financial Officer

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